Exhibit 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (“Amendment”) dated as of August 28, 2014, by and among APIO, INC., a Delaware corporation (“Apio”), CAL EX TRADING COMPANY, a Delaware corporation (“Cal Ex”), GREENLINE LOGISTICS, INC., an Ohio corporation (“GLI” and together with Apio and Cal Ex, each, a “Borrower” and collectively, “Borrowers”), the other Credit Parties party hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (in such capacity, “Agent”) for the lenders (“Lenders”) from time to time party to the Credit Agreement referred to below, and Lenders.

RECITALS

A.     Borrowers, the other Credit Parties signatory thereto, Agent and Lenders are parties to the Credit Agreement dated as of April 23, 2012, as amended by the First Amendment to Credit Agreement dated as of May 17, 2013, and the Second Amendment to Credit Agreement date as of July 17, 2014 (collectively, the “Credit Agreement”), pursuant to which Lenders agreed to provide certain financial accommodations to or for the benefit of Borrowers and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in Article 11 of the Credit Agreement shall be applied herein as defined and established therein.

B.     Borrowers, Agent and Lenders would like to amend certain provisions of the Credit Agreement in accordance with the terms of the Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrowers and the other Credit Parties of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Credit Parties party hereto, Agent and Lenders hereby agree as follows:

1.     Ratification and Incorporation of Credit Agreement and Other Loan Documents. Except as expressly modified by this Amendment, (a) each Borrower and each other Credit Party party hereto hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Each Borrower and each other Credit Party party hereto (y) represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of the Obligations, and (z) reaffirms the granting of all Liens previously granted pursuant to the Loan Documents to secure all Obligations.

SECOND AMENDMENT

2.     Amendment of Credit Agreement.

2.1     The definitions of “Equipment Loan Note B” and “Equipment Loan Collateral Schedule B” set forth in Section 11.1 of the Credit Agreement are hereby deleted in their entirety and the following is substituted therefor:

“Equipment Loan Note B” means the promissory note in the original principal amount of $7,070,487.23 dated August 28, 2014, made payable by Apio to the order of GE Capital (or any of its Affiliates).

“Equipment Loan Collateral Schedule B” means that certain Collateral Schedule No. 9769281-001, dated as of August 28, 2014, by and between GE Capital (or any of its Affiliates) and Apio.

2.2     Section 7.1(e) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(e)     Cross Default. Any Credit Party or any Subsidiary of any Credit Party (i) fails to make any payment in respect of the Real Estate Loan or any Indebtedness (other than the Obligations) or Contingent Obligation (other than the Obligations) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $1,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to the Real Estate Loan or any such Indebtedness or Contingent Obligation (other than Contingent Obligations owing by one Credit Party with respect to the obligations of another Credit Party permitted hereunder or earnouts permitted hereunder), if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (without regard to any subordination terms with respect thereto), or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded;

3.     Conditions to Effectiveness. The effectiveness of this Amendment is subject to receipt by Agent of copies of this Amendment duly executed by each Borrower and Lenders and acknowledged by Parent.

4.     Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

THIRD AMENDMENT

5.     Representations and Warranties. Each Borrower and each other Credit Party party hereto hereby represents and warrants to Agent and Lenders that (i) the execution, delivery, and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action on behalf of each Borrower; and (ii) this Amendment has been duly and validly executed by each Borrower and constitutes the legal, valid, and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

6.     [Intentionally omitted]

7.     Miscellaneous.

7.1     Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission in either Tagged Image Format File (TIFF) or Portable Document Format (PDF) shall be effective as delivery of a manually executed counterpart thereof.

7.2     Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

7.3     Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

7.4     Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

7.5     Effect of Amendment. From and after the Third Amendment Effective Date, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof” and words of similar import, as used in the Credit Agreement, shall refer to the Credit Agreement as amended hereby, and the term “Credit Agreement,” as used in any Loan Document, shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.6     No Waiver. Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (b) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

THIRD AMENDMENT

7.7     Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

[signature pages follow]

 THIRD AMENDMENT

IN WITNESS WHEREOF, this Third Amendment to Credit Agreement has been duly executed as of the date first written above.

“Borrowers” APIO, INC. By: Gregory S. Skinner Vice President CAL EX TRADING COMPANY By: Gregory S. Skinner Vice President GREENLINE LOGISTICS, INC. By: Gregory S. Skinner Secretary

THIRD AMENDMENT

“Agent” GENERAL ELECTRIC CAPITAL CORPORATION By: Eric J. Watson Duly Authorized Signatory

THIRD AMENDMENT

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“Lender” GE CAPITAL BANK, formerly known as GE Capital Financial Inc. By: Woodrow Broaders, Jr. Duly Authorized Signatory

THIRD AMENDMENT

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ACKNOWLEDGMENT OF PARENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Third Amendment to Credit Agreement between Apio, Cal Ex Trading Company, Greenline Logistics, Inc., Agent and the Lenders signatory and consents to all of the provisions thereof.

“Parent” LANDEC CORPORATION By: Gregory S. Skinner Chief Financial Officer